F’22 Q4 Financial Results Brady Corporation September 1, 2022

Forward-Looking Statements In this news release, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “continue” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: increased cost of raw materials, labor and freight as well as material shortages and supply chain disruptions; adverse impacts of the novel coronavirus (“COVID-19”) pandemic or other pandemics; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; Brady’s ability to identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; difficulties in protecting our websites, networks, and systems against security breaches; risks associated with the loss of key employees; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; foreign currency fluctuations; potential write-offs of goodwill and other intangible assets; changes in tax legislation and tax rates; differing interests of voting and non-voting shareholders; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2022. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

Q4 F'22 Highlights

3

Strong Sales Growth	► Organic sales grew 9.0%, with organic growth in both segments.
Improved GPM	► GPM of 50.4% compared to 48.2% in Q4 of F'21. ► Expect margins to remain challenged due to ongoing inflation.
Record GAAP & Non-GAAP EPS	► GAAP EPS of $0.81 was up 52.8% over Q4 of last year. ► Diluted EPS Excluding Certain Items* increased 16.0% to $0.87 in Q4 of F'22 compared to $0.75 in Q4 of F'21.
Strong Divisional Results	► Workplace Safety segment profit increased 65.1%. ► Identification Solutions segment profit increased 18.4%.

Full-Year F'22 Highlights

Record GAAP & Non-GAAP EPS	► GAAP EPS was up 17.4% in F'22 to an all-time high of $2.90. ► Diluted EPS Excluding Certain Items* was up 14.5% to an all-time high of $3.15.
Returned $155.2M to our Shareholders	► Purchased 2.3M shares in F'22 (approx. 4.4% of diluted shares). ► Paid dividends of $45.9M and announced our 37th consecutive year of dividend increases.
F'23 EPS Guidance	► F'23 GAAP EPS guidance of $3.13 - $3.43 (increase of 7.9% to 18.3% over F'22). ► F'23 Diluted EPS Excluding Certain Items* guidance of $3.30 - $3.60 (increase of 4.8% to 14.3% over F'22).

* Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix.

BRADY

Sales Overview 4 Q4 F’22 SALES: Total sales increased 5.8%. Organic sales increased 9.0%. • ID Solutions – Organic sales increased 10.8%. • Workplace Safety – Organic sales increased 3.3%. 2.5% increase due to acquisitions. 5.7% decrease due to foreign currency translation. $293 $282 $290 $295 $287 $277 $266 $252 $277 $266 $296 $306 $321 $318 $339 $324 $225 $250 $275 $300 $325 $350 Q1 F'19 4.7% Q2 F'19 2.3% Q3 F'19 2.4% Q4 F'19 1.7% Q1 F'20 (0.4%) Q2 F'20 (1.2%) Q3 F'20 (6.0%) Q4 F'20 (13.7%) Q1 F'21 (4.9%) Q2 F'21 (6.3%) Q3 F'21 6.5% Q4 F'21 12.6% Q1 F'22 7.0% Q2 F'22 13.1% Q3 F'22 9.0% Q4 F'22 9.0% Organic Growth (Decline) SALES (millions of USD) Q4 F’22 SALES COMMENTARY: ID Solutions experienced strong organic sales growth in all regions. Workplace Safety realized organic sales growth for the third consecutive quarter. Foreign currency translation is an increasing headwind due to the strengthening of the U.S. dollar against other major currencies, including the Euro.

Gross Profit Margin 5 $147 $140 $146 $147 $141 $139 $130 $119 $135 $130 $149 $148 $155 $149 $164 $163 50.0% 49.5% 50.3% 49.6% 49.3% 50.3% 48.7% 47.1% 48.9% 48.7% 50.4% 48.2% 48.2% 47.0% 48.4% 50.4% 38% 40% 42% 44% 46% 48% 50% $100 $125 $150 $175 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 GROSS PROFIT & GPM% (millions of USD) Q4 F’22 – GROSS PROFIT MARGIN: Gross profit margin of 50.4% compared to 48.2% in Q4 of F’21. Sequentially, gross profit margin improved from 48.4% last quarter to 50.4% this quarter. Price increases, efficiency gains, and automation partially offset the negative impacts of inflation.

SG&A Expense 6 Q4 F’22 – SG&A EXPENSE: GAAP SG&A expense was 29.2% of sales compared to 30.6% of sales in the same quarter last year. SG&A expense was negatively impacted by both incremental amortization expense from the acquisitions completed in the fourth quarter of last year as well as inflation. We continue to focus on driving sustainable efficiency gains to continue reducing SG&A expense as a percent of sales. $95 $93 $95 $89 $90 $87 $83 $76 $83 $82 $91 $94 $97 $93 $96 $95 32.3% 32.8% 32.7% 30.2% 31.2% 31.6% 31.3% 30.2% 30.0% 30.9% 30.7% 30.6% 30.1% 29.1% 28.4% 29.2% 10% 15% 20% 25% 30% 35% $60 $70 $80 $90 $100 $110 $120 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD)

R&D Expense 7 Q4 F’22 – R&D EXPENSE: R&D expense is up as a result of investments made to drive future sales growth combined with additional R&D expense from the acquisitions completed in the fourth quarter of F’21 and our initiatives in industrial track and trace. We have a solid new product pipeline of high-quality materials and products to make our customers more efficient. We are focused on ensuring that our R&D spend is both efficient and effective. $11.3 $11.1 $11.4 $11.3 $11.0 $10.5 $9.8 $9.4 $10.2 $9.9 $11.3 $13.2 $13.9 $14.0 $14.9 $15.8 3.9% 3.9% 3.9% 3.8% 3.8% 3.8% 3.7% 3.7% 3.7% 3.7% 3.8% 4.3% 4.3% 4.4% 4.4% 4.9% 1.5% 2.5% 3.5% 4.5% $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 R&D EXPENSE AND R&D EXPENSE AS A % OF SALES (millions of USD)

Income Before Income Taxes 8 Q4 F’22 – INCOME BEFORE INCOME TAXES: GAAP Income before income taxes was up 29.7% to $54.0M in Q4 of F’22 compared to $41.6M in Q4 of F’21. As a result of the three acquisitions completed in Q4 of F’21, amortization expense was removed from both Q4 of F’22 and Q4 of F’21 and $3.7M of acquisition-related non-recurring expenses were also removed from Q4 of F’21 income before income taxes to arrive at the non-GAAP measure of Income Before Income Taxes Excluding Certain Items.* Income Before Income Taxes Excluding Certain Items* increased 19.2% to $57.7M in Q4 of F’22 compared to $48.4M in Q4 of F’21. INCOME BEFORE INCOME TAXES (GAAP) (millions of USD) $39.9 $36.7 $41.0 $47.1 $41.6 $42.4 $22.2 $34.9 $42.2 $39.4 $47.8 $41.6 $44.7 $42.0 $51.3 $54.0 $10 $20 $30 $40 $50 Q1 F'19 14.8% Q2 F'19 4.8% Q3 F'19 10.8% Q4 F'19 4.1% Q1 F'20 4.2% Q2 F'20 15.4% Q3 F'20 (45.9%) Q4 F'20 (26.0%) Q1 F'21 1.6% Q2 F'21 (7.0%) Q3 F'21 115.7% Q4 F'21 19.4% Q1 F'22 5.8% Q2 F'22 6.7% Q3 F'22 7.3% Q4 F'22 29.7% Year-on-Year Growth (Decline) * Income Before Income Taxes Excluding Certain Items is a non-GAAP measure. See appendix.

Net Income & Diluted EPS 9 Q4 F’22 – NET INCOME & DILUTED EPS: GAAP Net Income was $41.1M in Q4 of F’22 compared to $28.0M in Q4 of F’21 (an increase of 46.5%). • Net Income Excluding Certain Items* was $43.9M in Q4 of F’22 compared to $39.3M in Q4 of F’21 (an increase of 11.6%). GAAP Diluted EPS was $0.81 in Q4 of F’22 compared to $0.53 in Q4 of F’21 (an increase of 52.8%). • Diluted EPS Excluding Certain Items* was $0.87 in Q4 of F’22 compared to $0.75 in Q4 of F’21 (an increase of 16.0%). * Net Income Excluding Certain Items and Diluted EPS Excluding Certain Items are non-GAAP measures. See appendix. $37.5 $33.6 $13.6 $27.7 $33.5 $30.9 $37.3 $28.0 $35.0 $33.8 $40.1 $41.1 $0 $10 $20 $30 $40 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 NET INCOME (GAAP) (millions of USD) $0.70 $0.62 $0.26 $0.53 $0.64 $0.59 $0.71 $0.53 $0.67 $0.65 $0.78 $0.81 $0.00 $0.20 $0.40 $0.60 $0.80 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 DILUTED EPS (GAAP)

Cash Generation and Uses 10 CASH FLOW FROM OPERATING ACTIVITIES (millions of USD) $38.8 $14.3 $42.8 $45.1 $62.8 $36.1 $56.0 $50.8 $27.5 ($3.2) $40.9 $53.2 -$5 $15 $35 $55 $75 Q1 F'20 104% Q2 F'20 43% Q3 F'20 313% Q4 F'20 163% Q1 F'21 188% Q2 F'21 117% Q3 F'21 150% Q4 F'21 181% Q1 F'22 78% Q2 F'22 (9%) Q3 F'22 102% Q4 F'22 130%% of Net Income CASH FLOWS IN Q4 OF F’22: Overview: Cash flow from operating activities was $53.2M in Q4 of F’22 compared to $50.8M in Q4 of F’21. Free cash flow* was $32.2M in Q4 of F’22 compared to $45.0M in Q4 of F’21. Cash generation was impacted by an intentional increase in inventories to ensure that we can serve the needs of our customers, as well as increased cash outlays for strategic manufacturing sites. Returning Funds to our Shareholders: In F’22, we returned a total of $155.2M to our shareholders in the form of dividends and buybacks. Dividends – Announced an increase in our annual dividends for the 37th consecutive year. Buybacks – Approach buybacks opportunistically. Repurchased 2.3M shares in F’22 for $109.2M. * Free Cash Flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. (millions of USD) 3 Mos. Ended July 31, 2022 3 Mos. Ended July 31, 2021 Year Ended July 31, 2022 Year Ended July 31, 2021 Cash Balance - Beginning of Period 103.1$ 321.8$ 147.3$ 217.6$ Cash Flow from Operating Activities 53.2 50.8 118.4 205.7 Capital Expenditures (21.0) (5.8) (43.1) (27.2) Dividends (11.2) (11.5) (45.9) (45.7) Share Repurchases (24.3) - (109.2) (3.6) Business Acquisitions - (244.0) - (244.0) Debt Borrowings 18.0 38.0 57.0 38.0 Effect of Exchange Rates on Cash (0.9) (2.4) (6.6) 4.9 Other (2.8) 0.4 (3.8) 1.6 Cash Balance - End of Period 114.1$ 147.3$ 114.1$ 147.3$

Net Cash 11 STRONG BALANCE SHEET: July 31, 2022 cash = $114.1M. July 31, 2022 debt = $95.0M. Brady is in a net cash position of $19.1M. Balance sheet provides flexibility for future organic and inorganic investments. $138 $151 $188 $229 $245 $240 $190 $218 $256 $278 $322 $109 $91 $64 $26 $19 $0 $50 $100 $150 $200 $250 $300 Q1 F'19 Q2 F'19 Q3 F'19 Q4 F'19 Q1 F'20 Q2 F'20 Q3 F'20 Q4 F'20 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 NET CASH (millions of USD)

F’22 Financial Summary 12 2022 2021 Change Sales 1,302.1$ 1,144.7$ 13.7% Organic Sales Growth (Decline) 9.4% 1.6% Gross Margin 631.6 561.4 12.5% % of Sales 48.5% 49.0% Research and Development (58.5) (44.6) 31.4% Selling, General and Administrative (380.0) (349.8) 8.6% % of Sales (29.2%) (30.6%) Operating Income 193.0 167.1 15.5% Other (Expense) Income (1.0) 3.9 Income Before Income Taxes and Losses of Unconsolidated Affiliate 192.0$ 171.0$ 12.3% Net Income 150.0$ 129.7$ 15.7% Diluted EPS 2.90$ 2.47$ 17.4% Non-GAAP Measures: Net Income Excluding Certain Items* 162.7$ 144.0$ 13.0% Diluted EPS Excluding Certain Items* 3.15$ 2.75$ 14.5% Net Cash Position 19.1$ 109.3$ Year Ended July 31,

F’23 Diluted EPS Guidance Diluted EPS Excluding Certain Items* $3.30 to $3.60 (+4.8% to +14.3% vs. F’22) GAAP Diluted EPS $3.13 to $3.43 (+7.9% to +18.3% vs. F’22) Guidance Assumptions: Organic sales growth in the mid-to-high single digit percentages. Negative foreign currency impact of approximately 3.5% on net sales. The only difference between GAAP Diluted EPS and Diluted EPS Excluding Certain Items* F’23 guidance is the impact of amortization expense of $0.17 per share. Full-year income tax rate of approximately 20%. Foreign currency exchange rates as of July 31, 2022. Depreciation and amortization expense of $32M to $34M. Capital expenditures of approximately $32M (inclusive of $10M related to the construction of previously leased critical manufacturing facilities). 13 * Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix.

Identification Solutions 14 • Revenues increased 9.6%: • Organic growth = + 10.8%. • Acquisition growth = + 3.3%. • Fx reduction = (4.5%). • Strong organic sales growth in all regions. • Segment profit negatively impacted by a $0.7M increase in amortization expense. • Excluding amortization expense and the non-routine charges in Q4 of F’21, segment profit as a percent of sales would have been 21.3% in Q4 of F’22 and 20.9% in Q4 of F’21. • We have increased our innovation investments and are actively investing in sales-generating resources. Q4 F’22 SUMMARY:Q4 F’22 vs. Q4 F’21 (millions of USD) $198 $194 $218 $231 $249 $245 $264 $253 20% 20% 22% 18% 20% 18% 20% 20% 0% 5% 10% 15% 20% $150 $175 $200 $225 $250 $275 $300 $325 Q1 F'21 (8.4%) Q2 F'21 (6.9%) Q3 F'21 9.8% Q4 F'21 24.5% Q1 F'22 13.2% Q2 F'22 16.0% Q3 F'22 11.8% Q4 F'22 10.8% SALES & SEGMENT PROFIT % (millions of USD) • Organic sales growth in the mid-to-high single-digit percentages in F’23. • Continued profit growth, partially offset by the negative impact of inflation on gross profit margins. OUTLOOK: Q4 F’22 Q4 F’21 Change Sales $ 253.2 $ 231.0 + 9.6% Segment Profit 50.2 42.4 + 18.4% Segment Profit % 19.8% 18.4% +140 bps Organic Growth

Workplace Safety 15 • Revenues declined 5.7%: • Organic growth = + 3.3%. • Fx reduction = (9.0%). • Segment profit increased substantially as a result of our actions to: • Streamline our product offering. • Simplify and reduce our cost structure. • Improve our price competitiveness. • Due to seasonality, our fourth quarter is typically our most profitable quarter. Q4 F’22 SUMMARY:Q4 F’22 vs. Q4 F’21 (millions of USD) • Organic sales growth in the low single-digit percentages in F’23 and continued foreign currency headwinds. • Continued profit improvements, partially offset by inflation and foreign currency. OUTLOOK: Q4 F’22 Q4 F’21 Change Sales $ 70.8 $ 75.1 - 5.7% Segment Profit 9.3 5.6 + 65.1% Segment Profit % 13.2% 7.5% +570 bps $79 $72 $77 $75 $73 $73 $74 $71 10% 5% 7% 8% 3% 6% 10% 13% 0% 2% 4% 6% 8% 10% 12% 14% $50 $75 $100 $125 Q1 F'21 5.5% Q2 F'21 (4.8%) Q3 F'21 (2.2%) Q4 F'21 (12.7%) Q1 F'22 (8.6%) Q2 F'22 5.2% Q3 F'22 0.9% Q4 F'22 3.3% SALES & SEGMENT PROFIT % (millions of USD) Organic Growth

Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors 16

Appendix GAAP to Non-GAAP Reconciliations

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Non-GAAP Reconciliations

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Income Before Income Taxes Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Before Income Taxes Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes and losses of unconsolidated affiliate to the non-GAAP measure of Income Before Income Taxes Excluding Certain Items:

	Three months ended July 31,		Year ended July 31,	
	2022	2021	2022	2021
Income before income taxes and losses of unconsolidated affiliate (GAAP measure)	$ 53,990	$ 41,614	$ 191,980	$ 171,023
Amortization expense	3,675	3,021	14,966	7,077
Other non-routine charges	-	-	1,841	-
Non-recurring acquisition transaction fees and other expenses	-	3,742	-	3,742
Income Before Income Taxes Excluding Certain Items (non-GAAP measure)	**$ 57,665**	**$ 48,377**	**$ 208,787**	**$ 181,842**

Income Tax Expense Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Tax Expense Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Income Tax Expense Excluding Certain Items:

	Three months ended July 31,		Year ended July 31,	
	2022	2021	2022	2021
Income tax expense (GAAP measure)	$ 12,926	$ 8,593	$ 42,001	$ 35,610
Amortization expense	873	720	3,545	1,734
Other non-routine charges	-	-	496	-
Non-recurring acquisition transaction fees and other expenses	-	689	-	689
Acquisition-related tax charges	-	(942)	-	(942)
Income Tax Expense Excluding Certain Items (non-GAAP measure)	**$ 13,799**	**$ 9,060**	**$ 46,042**	**$ 37,091**

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Non-GAAP Reconciliations

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Net Income Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Net Income Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Net Income Excluding Certain Items:

	Three months ended July 31, 2022	Three months ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Net income (GAAP measure)	$ 41,064	$ 28,027	$ 149,979	$ 129,659
Amortization expense	2,802	2,301	11,421	5,343
Other non-routine charges	-	-	1,345	-
Non-recurring acquisition transaction fees and other expenses	-	3,053	-	3,053
Acquisition-related tax charges	-	942	-	942
Other-than-temporary impairment of unconsolidated affiliate	-	4,994	-	4,994
Net Income Excluding Certain Items (non-GAAP measure)	**$ 43,866**	**$ 39,317**	**$ 162,745**	**$ 143,991**

Diluted EPS Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Diluted EPS Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Diluted EPS Excluding Certain Items:

	Three months ended July 31, 2022	Three months ended July 31, 2021	Year ended July 31, 2022	Year ended July 31, 2021
Net income per Class A Nonvoting Common Share (GAAP measure)	$ 0.81	$ 0.53	$ 2.90	$ 2.47
Amortization expense	0.06	0.04	0.22	0.10
Other non-routine charges	-	-	0.03	-
Non-recurring acquisition transaction fees and other expenses	-	0.06	$ -	0.06
Acquisition-related tax charges	-	0.02	$ -	0.02
Other-than-temporary impairment of unconsolidated affiliate	-	0.09	$ -	0.10
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 0.87**	**$ 0.75**	**$ 3.15**	**$ 2.75**

Diluted EPS Excluding Certain Items Guidance:

	Fiscal 2023 Expectations Low	Fiscal 2023 Expectations High
Earnings per diluted Class A Common Share (GAAP measure)	$ 3.13	$ 3.43
Amortization expense	0.17	0.17
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 3.30**	**$ 3.60**